UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2015 (August 21, 2013)

QUANTUM MATERIALS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52956	20-8195578
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3055 Hunter Road San Marcos, TX	78666
(address of principal executive offices)	(zip code)

214-701-8779
(registrant’s telephone number, including area code)

12326 Scott Drive Kingston, OK 73439
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

The purpose of this amendment to the Form 8-K is to correct a typographical error in Exhibit 10.1 of our Form 8-K filed on September 19, 2013.

Item 1.01                   Entry into Material Definitive Agreement

The Company and its subsidiary have each entered into amended licensing agreements with  William Rice University to cure any defaults and amend the milestones and minimum licensing payment schedules. See exhibits below.

Item 9.01.                  Financial Statements and Exhibits.

D.	Exhibits

NUMBER	EXHIBIT
10.1	Agreement by William Marsh Rice University, and Solterra Renewable Technologies, Inc. dated September 26, 2011, as amended (Filed herewith.)

10.2	Agreement by William Marsh Rice University, and Quantum Materials Corp. dated September 26, 2011, as amended. (Previously Filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM MATERIALS CORP.

Dated: October 1, 2015	/s/ Stephen Squires
STEPHEN SQUIRES
Chief Executive Officer

3